                                                              Exhibit 4.5


     THIS CAPITAL SECURITIES CERTIFICATE IS A GLOBAL CAPITAL SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.
THIS CAPITAL SECURITY CERTIFICATE IS EXCHANGEABLE FOR CAPITAL SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.

     UNLESS THIS CAPITAL SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MSDW CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER,EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH NOMINEE AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

     NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND HOLDING IS COVERED BY THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE AND HOLDING AND, IN THE CASE OF ANY PURCHASER OR HOLDER RELYING ON ANY EXEMPTION OTHER THAN PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14, HAS COMPLIED WITH ANY REQUEST BY THE DEPOSITOR OR THE ISSUER TRUST FOR AN OPINION OF COUNSEL OR OTHER EVIDENCE WITH RESPECT TO THE APPLICABILITY OF SUCH EXEMPTION. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT EITHER (A) THE PURCHASER AND HOLDER ARE NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN, OR
(B) THE PURCHASE AND HOLDING OF THE CAPITAL SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION.

CERTIFICATE NUMBER: C-1                                      CUSIP NO. 553538208
                                                    8,000,000 CAPITAL SECURITIES

                  CERTIFICATE EVIDENCING CAPITAL SECURITIES OF
                              MSDW CAPITAL TRUST I
                            7.10% CAPITAL SECURITIES
                 (LIQUIDATION AMOUNT $25 PER CAPITAL SECURITY)

     MSDW Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of $200,000,000 in aggregate liquidation amount of capital securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated the MSDW Capital Trust I 7.10% Capital Securities (liquidation amount $25 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of March 12, 1998, as the same may be amended from time to time (the "Trust Agreement"), among Morgan Stanley, Dean Witter, Discover & Co., as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, two individuals selected by the holders of the Common Securities to act as administrators with respect to the Issuer Trust (the "Administrators") and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation, and The Bank of New York, as Guarantee Trustee, dated as of March 12, 1998 (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 12th day of March, 1998.

                                 MSDW CAPITAL TRUST I


                                 By:_____________________________________
                                     Name: Alexander C. Frank
                                     Administrator


AUTHENTICATED, COUNTERSIGNED AND REGISTERED:

The Bank of New York, as Property Trustee


By:______________________________________
Name:
Title:

Dated: __________________________________

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:


______________________________________________________________________________
        (Insert assignee's social security or tax identification number)

 ______________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints ______________________________________________________
agent to transfer this Capital Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.



Date:______________    Signature:_____________________________________________
                                (Sign exactly as your name appears on the other side of this Capital Security Certificate)



                        Signature Guarantee:__________________________________


                              SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee, which requirements include membership or participation in the Security Transfer Agent medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Property Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     THIS CAPITAL SECURITIES CERTIFICATE IS A GLOBAL CAPITAL SECURITIES CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.
THIS CAPITAL SECURITY CERTIFICATE IS EXCHANGEABLE FOR CAPITAL SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.

     UNLESS THIS CAPITAL SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MSDW CAPITAL TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER,EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH NOMINEE AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.

     NO EMPLOYEE BENEFIT OR OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND HOLDING IS COVERED BY THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE AND HOLDING AND, IN THE CASE OF ANY PURCHASER OR HOLDER RELYING ON ANY EXEMPTION OTHER THAN PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14, HAS COMPLIED WITH ANY REQUEST BY THE DEPOSITOR OR THE ISSUER TRUST FOR AN OPINION OF COUNSEL OR OTHER EVIDENCE WITH RESPECT TO THE APPLICABILITY OF SUCH EXEMPTION. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT EITHER (A) THE PURCHASER AND HOLDER ARE NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN, OR
(B) THE PURCHASE AND HOLDING OF THE CAPITAL SECURITIES IS COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION.

CERTIFICATE NUMBER: C-2                                      CUSIP NO. 553538208
                                                    8,000,000 CAPITAL SECURITIES

                  CERTIFICATE EVIDENCING CAPITAL SECURITIES OF
                              MSDW CAPITAL TRUST I
                            7.10% CAPITAL SECURITIES
                 (LIQUIDATION AMOUNT $25 PER CAPITAL SECURITY)

     MSDW Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of $200,000,000 in aggregate liquidation amount of capital securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated the MSDW Capital Trust I 7.10% Capital Securities (liquidation amount $25 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Issuer Trust, dated as of March 12, 1998, as the same may be amended from time to time (the "Trust Agreement"), among Morgan Stanley, Dean Witter, Discover & Co., as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, two individuals selected by the holders of the Common Securities to act as administrators with respect to the Issuer Trust (the "Administrators") and the Holders of Trust Securities, including the designation of the terms of the Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation, and The Bank of New York, as Guarantee Trustee, dated as of March 12, 1998 (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     IN WITNESS WHEREOF, one of the Administrators of the Issuer Trust has executed this certificate this 12th day of March, 1998.

                                      MSDW CAPITAL TRUST I




                                      By:_______________________________________
                                         Name: Alexander C.Frank
                                               Administrator


AUTHENTICATED, COUNTERSIGNED AND REGISTERED:

The Bank of New York, as Property Trustee


By:______________________________________
Name:
Title:

Dated: __________________________________

                                   ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

______________________________________________________________________________
        (Insert assignee's social security or tax identification number)

 ______________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints __________________________________________________
agent to transfer this Capital Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.



Date:______________   Signature:______________________________________________
                               (Sign exactly as your name appears on the other side of this Capital Security Certificate)



                      Signature Guarantee:____________________________________


                              SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee, which requirements include membership or participation in the Security Transfer Agent medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Property Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.